INCOME TAX - Summary of Reconciliation of the Federal Income Tax Rate (Detail)	3 Months Ended		12 Months Ended
	Mar. 31, 2021	Mar. 31, 2020	Dec. 31, 2020	Dec. 31, 2019
Income Tax Disclosure [Abstract]
Statutory federal income tax rate	25.00%	25.00%	21.00%	21.00%
State taxes, net of federal tax benefit			4.30%	0.00%
True-ups			(1.70%)	0.40%
Change in FV of warrant liabilities			(15.50%)	0.00%
Valuation allowance			(9.90%)	(4.30%)
Income tax provision			(1.70%)	17.10%